Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
19.	SUBSEQUENT EVENTS

New acquisition

On February 23, 2018, the Group reached a definitive agreement with Tantan Limited (“Tantan”) and all of its shareholders, pursuant to which the Group agreed to acquire 100% fully diluted equity stake in Tantan for a combination of share consideration and cash, including approximately 5,300,000 newly issued Class A ordinary shares of the Company and $600.9 million in cash, of which $229.8 million has been paid. Tantan primarily operates a social and dating app in China for the young generation. The deal is expected to close in the second quarter of 2018, subject to customary closing conditions. The Group is in the process of evaluating the accounting treatment on this acquisition.